UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of Earliest Event Reported):

February 24, 2009

BookMerge Technology, Inc.

Nevada	333-152837	36-4627722
State of Incorporation	Commission File Number	I.R.S. Employer Identification No.

BigWest Environmental, Inc.

1350 W. Horizon Ridge Drive

Suite 1922

Henderson, Nevada 89014

(702) 301-7333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On or about August 10, 2009, Board of Directors of the Registrant receive a telephone call from The Blackwing Group, LLC, its independent registered public account firm, that they would no longer be performing audits for public companies due to compliance burdens and time commitments necessary to comply with regulations. Blankwing agreed to provide review services for the Form 10Q due to be filed September 30, 2009. The Board of Directors of the Registrant approved of the dismissal of The Blackwing Group, LLC. None of the reports of The Blackwing Group, LLC on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the reporting periods up to June 30, 2009,  except for a going concern qualification in the registrant's audited financial statements.

In December 2009, the Company was notified by the Securities and Exchange Commission that The Blackwing Group, LLC had been disqualified from performing audits for SEC reporting companies. The Company engaged Sam Kan, CPA as the Registrant's new independent registered public account firm. The Board of Directors of the Registrant approved of the dismissal of The Blackwing Group, LLC and the engagement of Sam Kan, CPAs as its independent auditor. As previously stated in this report, none of the reports of The Blackwing Group, LLC on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the reporting periods up to June 30, 2009,  except for a going concern qualification in the registrant's audited financial statements.

During the registrant's two most recent periods and the subsequent interim periods thereto, there were no disagreements with The Blackwing Group whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to The Blackwing Group's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements, nor were there any up to and including the time of dismissal on August 10, 2009.

The registrant has requested that The Blackwing Group furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter was filed with the Commission in a prior filing.

b) On January 10, 2010, the registrant engaged Sam Kan, CPAs as its independent accountant. During the most recent fiscal years and the interim periods preceding the engagement, the registrant requested Sam Kan, CPAs review and audit the requisite periods which the firm has completed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Book Merge Technology, Inc.

________________

(Registrant)

Date: February 24, 2010

By:	/s/ Frank Rossana
Frank Rossana
President, Director
Chief Executive Officer
Chief Financial Officer
Chief Accounting Officer
Treasurer and Director

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